UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2017

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 27, 2017, G. Granger MacDonald was elected by the Board of Directors of the Federal Home Loan Bank of Dallas (the "Bank") to fulfill the unexpired term of an independent director.

Mr. MacDonald, age 62, serves as Chairman and Chief Executive Officer of MacDonald Property Management, LLC, MacDonald and Associates, Inc. and G.G. MacDonald, Inc., each of which is a privately held company (collectively, the "MacDonald Companies"). He has served as Chairman and Chief Executive Officer of MacDonald Property Management, LLC, a multifamily property management company, since its formation in 2015. Mr. MacDonald has served as Chairman and Chief Executive Officer of MacDonald and Associates, Inc. since its formation in 1998. MacDonald and Associates, Inc. is a developer of both affordable and market rate rental apartment projects, as well as low income housing tax credit projects. Mr. MacDonald has served as Chairman and Chief Executive Officer of G.G. MacDonald, Inc., a multifamily construction company, since its formation in 1990.

Mr. MacDonald currently serves as the chairman of the board of the National Association of Home Builders and he is a past president of the Texas Association of Builders and a past president and founding member of the Texas Affiliation of Affordable Housing Providers.

At the time of filing this report, Mr. MacDonald is expected to be appointed to serve on the Board of Directors' Compensation and Human Resources Committee, Government and External Affairs Committee, and Affordable Housing and Economic Development Committee.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 24, 2017.

Since January 1, 2016, the Bank has not engaged in any transactions with the MacDonald Companies, Mr. MacDonald, or any member of Mr. MacDonald's immediate family that require disclosure under applicable rules and regulations. There are no arrangements or understandings between Mr. MacDonald and any other persons pursuant to which he was selected as a director.

Mr. MacDonald’s term as an independent director will expire on December 31, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

July 3, 2017	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer